                                                           EXHIBIT (A)(1)(II)(A)

                             LETTER OF TRANSMITTAL

                        TO TENDER SHARES OF COMMON STOCK

                                       OF

                               ZAPATA CORPORATION

                   TENDERED PURSUANT TO THE OFFER TO PURCHASE
                            DATED NOVEMBER 20, 2002

  THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 5:00 P.M.,
    EASTERN TIME, ON MONDAY, DECEMBER 18, 2002 UNLESS THE OFFER IS EXTENDED.

                        The Depositary For The Offer Is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY
                                 59 MAIDEN LANE
                                  PLAZA LEVEL
                            NEW YORK, NEW YORK 10038

                   By Facsimile Transmission: (718) 234-5001
                        (For Eligible Institutions only)

                      Confirm by Telephone: (800) 937-5449

 FOR THIS LETTER OF TRANSMITTAL TO BE VALIDLY DELIVERED, IT MUST BE RECEIVED BY AMERICAN STOCK TRANSFER & TRUST COMPANY (THE "DEPOSITARY") AT THE ABOVE ADDRESS
 (TOGETHER WITH THE OTHER DOCUMENTS DETAILED IN THIS LETTER OF TRANSMITTAL AND
            THE ACCOMPANYING INSTRUCTIONS) BEFORE OUR OFFER EXPIRES.

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY. DELIVERIES TO ZAPATA CORPORATION OR THE BOOK-ENTRY TRANSFER FACILITY WILL NOT BE FORWARDED TO THE DEPOSITARY AND, THEREFORE, WILL NOT CONSTITUTE VALID DELIVERY TO THE DEPOSITARY.

     THE INSTRUCTIONS ACCOMPANYING THIS LETTER OF TRANSMITTAL SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED AND DELIVERED. FOR ASSISTANCE COMPLETING THIS LETTER OF TRANSMITTAL, PLEASE CALL AMERICAN STOCK TRANSFER & TRUST COMPANY TOLL FREE AT (800) 937-5449.

-------------------------------------------------------------------------------------------------------------------------
                                         DESCRIPTION OF SHARES TENDERED (BOX 1)
-------------------------------------------------------------------------------------------------------------------------
     PRINT NAME(S) AND ADDRESS(ES) OF REGISTERED HOLDER(S)                          SHARE(S) TENDERED
(PLEASE FILL IN EXACTLY AS NAME APPEARS ON SHARE CERTIFICATE(S))       (ATTACH ADDITIONAL SIGNED LIST IF NECESSARY)
                                                                 --------------------------------------------------------
                                                                                       TOTAL NUMBER
                                                                       SHARE            OF SHARES            NUMBER
                                                                    CERTIFICATE       REPRESENTED BY      OF SHARE(S)
(ATTACH ADDITIONAL SIGNED LIST IF NECESSARY. SEE INSTRUCTION 3)     NUMBER(S)(1)    CERTIFICATE(S)(1)    TENDERED(2)(3)
-------------------------------------------------------------------------------------------------------------------------
                                                                 -----------------------------------------------------

                                                                 -----------------------------------------------------

                                                                 -----------------------------------------------------

                                                                 -----------------------------------------------------

                                                                 -----------------------------------------------------

                                                                 -----------------------------------------------------

                                                                 -----------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------
                                 Total Certificated Shares Tendered:
-------------------------------------------------------------------------------------------------------------------------
                            Total Shares Tendered By Book-Entry Transfer:
-------------------------------------------------------------------------------------------------------------------------
                                        Total Shares Tendered:
-------------------------------------------------------------------------------------------------------------------------
 (1) Does not need to be completed by stockholders tendering by book-entry transfer.
 (2) Unless otherwise indicated, it will be assumed that all shares represented by each certificate delivered to the
     Depositary are being tendered. See Instruction 4.
 (3) May indicate share amounts on a pre-reverse stock split basis if you have not yet exchanged shares pursuant to the reverse stock split effected on May 3, 1994 and/or January 30, 2001.
-------------------------------------------------------------------------------------------------------------------------

                               CERTIFICATE ORDER
                                  DESIGNATION

If you wish to designate the order (by certificate number) in which you wish to tender your shares in the event of proration, fill out the following box and keep a copy for your records (attach an additional signed list if necessary). You are not required to complete this box. In the event you do not designate an order, then if less than all shares tendered are purchased due to proration, shares will be selected for purchase by the Depositary. See Instruction 7 of the Letter of Transmittal.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
 1st
--------------------------------------------------------------------------------
 2nd
--------------------------------------------------------------------------------
 3rd
--------------------------------------------------------------------------------
 4th
--------------------------------------------------------------------------------
 5th
--------------------------------------------------------------------------------
 6th
--------------------------------------------------------------------------------
 7th
--------------------------------------------------------------------------------

This Letter of Transmittal is to be completed only if:

(a) the certificates representing the shares are sent with this Letter of Transmittal, or

(b) the shares will be tendered concurrently with the delivery of this Letter of Transmittal by book-entry transfer to an account (the "Book-Entry Transfer Facility") maintained by the Depositary, at the Depositary Trust Company ("DTC"), pursuant to Section 3 of the Offer to Purchase, unless an Agent's Message (as defined in Section 3 of the Offer to Purchase) is used.

Stockholders who wish to tender their shares but whose share certificates are not immediately available or who cannot deliver the certificates and all other documents required by this Letter of Transmittal to the Depositary on or prior to the expiration date (as defined in the Offer to Purchase), or who cannot comply with the procedure for book-entry transfer on a timely basis, may nevertheless tender their shares pursuant to the guaranteed delivery procedure set forth in Section 3 of the Offer to Purchase. See Instruction 2.

           ADDITIONAL INFORMATION IF SHARES HAVE BEEN LOST, ARE BEING
            DELIVERED BY BOOK-ENTRY TRANSFER, OR ARE BEING DELIVERED
              PURSUANT TO A PREVIOUS NOTICE OF GUARANTEED DELIVERY

[ ] Check here if any certificates representing shares you are tendering with this Letter of Transmittal have been lost, stolen, destroyed or mutilated and contact American Stock Transfer & Trust Company at (800) 937-5449. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated.

          (FOLLOWING TWO BOXES FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

[ ] Check here if tendered shares are being delivered by book-entry transfer to the Depositary's account at the Book-Entry Transfer Facility and complete the following:

    Name of Tendering Institution: ---------------------------------------------
    DTC Account No.: -----------------------------------------------------------
    Transaction Code No.: ------------------------------------------------------

[ ] Check here if shares are being delivered pursuant to a notice of guaranteed delivery previously sent to the depositary and complete the following:

    Name(s) of Registered Holder(s): -------------------------------------------
    Window Ticket Number (if any): ---------------------------------------------
    Date of Execution of Notice of Guaranteed Delivery: ------------------------ Name of Institution which Guaranteed Delivery: ----------------------------- DTC Account Number: --------------------------------------------------------

                                    ODD LOTS
                              (SEE INSTRUCTION 6)

     Complete only if you are, or are tendering shares on behalf of, a person owning, beneficially or of record, an aggregate of fewer than 100 shares. The undersigned either (check one box):

[ ] is the beneficial or record owner of an aggregate of fewer than 100 shares, all of which are being tendered; or

[ ] is a broker, dealer, commercial bank, trust company, or other nominee that
(a) is tendering for the beneficial owner(s) shares with respect to which it is the record holder, and (b) believes, based upon representations made to it by the beneficial owner(s), that each such person is the beneficial owner of an aggregate of fewer than 100 shares and is tendering all of the shares.

                               CONDITIONAL TENDER
                              (SEE INSTRUCTION 10)

     A tendering stockholder may condition his or her tender of Shares upon the purchase by the Company of a specified minimum number of Shares tendered hereby, all as described in the Offer to Purchase, particularly in Section 1 thereof. Unless at least such minimum number of shares is purchased by the Company pursuant to the terms of the Offer, none of the Shares tendered hereby will be purchased. It is the tendering stockholder's responsibility to calculate such minimum number of Shares, and each stockholder is urged to consult his own tax advisor. Unless this box has been completed and a minimum specified, the tender will be deemed unconditional.

[ ] The minimum number of shares that must be purchased, if any are purchased, is ________ shares.

     If, because of proration, the minimum number of shares that you designated above will not be purchased, we may accept conditional tenders by random lot, if necessary. However, to be eligible for purchase by random lot, you must have tendered all your shares and checked this box:

[ ] The tendered shares represent all shares held by the tendering stockholder.

                          SPECIAL PAYMENT INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 8)

  To be completed ONLY if the check for the Purchase Price of shares purchased and/or certificates for shares not tendered or not purchased are to be issued in the name of someone other than the undersigned, or if shares tendered hereby and delivered by book-entry transfer which are not purchased are to be returned by credit to an account at the Book-Entry Transfer facility other than the account designated above.

Issue  [ ] check and/or
       [ ] share certificate(s) to:

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)
                     (COMPLETE SUBSTITUTE FORM W-9 HEREIN)

[ ] Credit shares delivered by book-entry transfer and not purchased to the account set forth below:

Account Number: ---------------------------------------------------------------

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 5 AND 8)

  To be completed ONLY if the check for the Purchase Price of shares purchased and/or certificates for shares not tendered or not purchased are to be mailed to someone other than the undersigned, or to the undersigned at an address other than that designated above.

Mail  [ ] check and/or
      [ ] share certificate(s) to:

Name: --------------------------------------------------------------------------
                                 (PLEASE PRINT)

Address:
        ------------------------------------------------------------------------

        ------------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

--------------------------------------------------------------------------------
                (TAXPAYER IDENTIFICATION OR SOCIAL SECURITY NO.)

NOTE: SIGNATURES MUST BE PROVIDED IN THE BOX LABELED "IMPORTANT -- STOCKHOLDERS SIGN HERE" CONTAINED IN ONE OF THE FOLLOWING PAGES

To: American Stock Transfer & Trust Company:

     The undersigned hereby tenders to Zapata Corporation, a Nevada corporation (the "Company"), the above-described shares of its common stock, par value $0.01 per share (the "Common Stock"), at a price per share of $28 (the "Purchase Price"), net to the seller without interest, pursuant to the offer by the Company to purchase up to 500,000 shares of Common Stock, upon the terms and subject to the conditions set forth in the Offer to Purchase, dated November 20, 2002 and any supplements or amendments thereto (the "Offer to Purchase"), receipt of which is hereby acknowledged, and in this Letter of Transmittal (which, together with the Offer to Purchase, constitutes the "Offer").

     Subject to, and effective upon, acceptance for payment of and payment for the shares tendered herewith in accordance with the terms and subject to the conditions of the Offer, including, if the Offer is extended or amended, the terms and conditions of any such extension or amendment, the undersigned hereby sells, assigns and transfers to (or upon the order of) the Company all right, title and interest in and to all shares tendered and orders the registration of the shares tendered by book-entry transfer and irrevocably constitutes and appoints the Depositary as the true and lawful agent and attorney-in-fact of the undersigned with respect to the shares, with full knowledge that the Depositary also acts as the agent of the Company, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to

          (a) deliver certificate(s) representing the shares or transfer ownership of the shares on the account books maintained by the Book-Entry Transfer Facility, together, in either case, with all accompanying evidences of transfer and authenticity, to or upon the order of the Company upon receipt by the Depositary, as the undersigned's agent, of the Purchase Price with respect to the shares;

          (b) present certificates for the shares for cancellation and transfer on the books of the Company; and

          (c) receive all benefits and otherwise exercise all rights of beneficial ownership of the shares, all in accordance with the terms of the Offer.

     The undersigned hereby represents and warrants to the Company that:

          (a) the undersigned has full power and authority to tender, sell, assign and transfer the shares tendered hereby and when and to the extent the same are accepted for payment by the Company, the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sales agreements or other obligations relating to the sale or transfer of the shares, and not subject to any adverse claims;

          (b) the undersigned understands that tenders of shares pursuant to any one of the procedures described in Section 3 of the Offer to Purchase and in the instructions hereto will constitute the undersigned's acceptance of the terms and conditions of the Offer, including the undersigned's representation and warranty that (i) the undersigned has a "net long position" within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, in the shares being tendered or equivalent securities at least equal to the shares being tendered and (ii) the tender of the shares complies with Rule 14e-4;

          (c) the undersigned will, upon request, execute and deliver any additional documents deemed by the Depositary or the Company to be necessary or desirable to complete the sale, assignment and transfer of the shares tendered hereby; and

          (d) the undersigned has read and agrees to all of the terms of the Offer.

     All authority herein conferred or agreed to be conferred shall not be affected by, and shall survive the death or incapacity of the undersigned, and any obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Except as stated in the Offer to Purchase, this tender is irrevocable.

     The undersigned understands that he may condition his tender of shares upon the acceptance by the Company of a designated number of shares tendered hereby, as described in Section 1 of the Offer to Purchase. Such a conditional tender may be made by completing the box under the heading "Conditional Tender." If such box is not completed, the tender will be deemed to be unconditional.

     The undersigned understands that the Company will pay for shares validly tendered and not withdrawn pursuant to the Offer taking into account the number of shares so tendered. The undersigned understands that all shares properly tendered and not withdrawn will be purchased at the Purchase Price net to the seller in cash, without interest thereon, upon the terms and subject to the conditions of the Offer to Purchase, including its discretionary odd-lot proration and conditional tender provisions, and that the Company will return all other shares not purchased because of proration and conditional tenders. The undersigned understands that acceptance for payment of shares tendered pursuant to the Offer will constitute a binding agreement between the undersigned and the Company upon the terms and subject to the conditions of the Offer.

     The undersigned recognizes that, under certain circumstances set forth in the Offer to Purchase, the Company may terminate or amend the Offer or may postpone the acceptance for payment of, or the payment for, shares tendered or may not be required to purchase any of the shares tendered hereby or may accept for payment pro rata with shares tendered by other stockholders fewer than all of the shares tendered hereby. Unless otherwise indicated under "Special Payment Instructions," please issue the check for the Purchase Price of any shares purchased, and/or return any shares not tendered or not purchased, in the name(s)of the undersigned, and, in the case of shares tendered by book-entry transfer, by credit to the account at the Book-Entry Transfer Facility. Similarly, unless otherwise indicated under "Special Delivery Instructions," please mail the check for the Purchase Price of any shares purchased and/or any certificates for shares not tendered or not purchased, and accompanying documents, as appropriate, to the undersigned at the address shown below the undersigned's signature(s). In the event that both "Special Payment Instructions" and "Special Delivery Instructions" are completed, please issue the check for the Purchase Price of any shares purchased and/or return any shares not tendered or not purchased in the name(s) of, and mail said check and/or any certificates to, the person(s) so indicated. The undersigned recognizes that the Company has no obligation, pursuant to the Special Payment Instructions, to transfer any certificate for shares from the name of their registered owner if the Company does not accept for payment any of the shares represented by such certificates or tendered by such book-entry transfer.

                                   IMPORTANT

                             STOCKHOLDERS SIGN HERE
                 (PLEASE COMPLETE SUBSTITUTE FORM W-9 INCLUDED
                         IN THIS LETTER OF TRANSMITTAL)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        (SIGNATURE(S) OF STOCKHOLDER(S))

Dated:
------------------------------, 2002

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Capacity (full title):
--------------------------------------------------------------------------------

Address (Include Zip Code):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Tax Identification Number or Social Security Number
(see substitute Form W-9 included herewith): -----------------------------------

(Must be signed by registered holder(s) exactly as name(s) appear(s) on stock certificate(s) or on a security position listing or by person(s)authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth full title and see Instruction 5.)

                           GUARANTEE OF SIGNATURE(S)
                           (SEE INSTRUCTIONS 1 AND 5)

Authorized Signature:
--------------------------------------------------------------------------------

Name:
--------------------------------------------------------------------------------

Name of Firm:
--------------------------------------------------------------------------------

Title:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

Area Code and Tele. No.:
--------------------------------------------------------------------------------

Dated:
------------------------------ , 2002

                     INSTRUCTIONS TO LETTER OF TRANSMITTAL
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

                                  INSTRUCTIONS

             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER.

     1. Guarantee of Signatures. Depending on how the certificates for your shares are registered and to whom you want payments or deliveries made, you may need to have the signatures on this Letter of Transmittal guaranteed by an eligible guarantor institution. No signature guarantee is required if either:

          (a) this Letter of Transmittal is signed by the registered holder of the shares (which term, for these purposes, includes any participant in the Book-Entry Transfer Facility whose name appears on a security position listing as the owner of the shares) tendered exactly as the name of the registered holder appears on the certificate(s) for the shares tendered with this Letter of Transmittal and payment and delivery are to be made directly to the owner unless the owner has completed either the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, in which case payment and delivery will not be made to the holder; or

          (b) the shares are tendered for the account of a bank, broker, dealer, credit union, savings association or other entity which is a member in good standing of the Securities Transfer Agents Medallion Program or a bank, broker, dealer, credit union, savings association or other entity which is an "eligible guarantor institution," as that term is defined in Rule 17 Ad-15 promulgated under the Securities Exchange Act of 1934, as amended (each of the foregoing constituting an "Eligible Institution").

In all other cases, including if you have completed the box entitled "Special Payment Instructions" or "Special Delivery Instructions" above, an Eligible Institution must guarantee all signatures on this Letter of Transmittal. You may also need to have any certificates you deliver endorsed or accompanied by a stock power, and the signatures on these documents may also need to be guaranteed. See Instruction 5.

     2. Delivery of Letter of Transmittal and Certificates; Guaranteed Delivery Procedures. For your shares to be properly tendered, either (a) or (b) below must happen:

          (a) The Depositary must receive all of the following at its address on the front page of this Letter of Transmittal before or on the date the Offer expires:

        - either (i) the certificates for the shares or (ii) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; and

        - one of (i) properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, or (ii) an "Agent's Message" of the type described in this Instruction 2 in the case of a book-entry transfer; and

        - any other documents required by this Letter of Transmittal.

          (b) You must comply with the guaranteed delivery procedure set forth below.

     Book-Entry Delivery. Any institution that is a participant in the Book-Entry Transfer Facility's system may make book-entry delivery of the shares by causing the Book-Entry Transfer Facility to transfer shares into the Depositary's account in accordance with the Book-Entry Transfer Facility's procedures for transfer. Delivery of this Letter of Transmittal or any other required documents to the Book-Entry Transfer Facility does not constitute delivery to the Depositary.

     Agent's Message. The term "Agent's Message" means a message transmitted by the Book-Entry Transfer Facility to, and received by, the Depositary, which states that the Book-Entry Transfer Facility has received an express acknowledgment from the participant in the Book-Entry Transfer Facility tendering the shares that such participant has received and agrees to be bound by the terms of this Letter of Transmittal and that the Company may enforce such agreement against them.

     Guaranteed Delivery. If you want to tender your shares but your share certificate(s) are not immediately available or cannot be delivered to the Depositary before the Offer expires, the procedure for book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach the Depositary before the Offer expires, your shares may still be tendered, if all of the following conditions are satisfied:

          (a) the tender is made by or through an Eligible Institution;

          (b) the Depositary receives by hand, mail, overnight courier or facsimile transmission, before the expiration date, a properly completed and duly executed Notice of Guaranteed Delivery in the form provided with this Letter of Transmittal, including (where required) a signature guarantee by an Eligible Institution in the form set forth in the Notice of Guaranteed Delivery; and

          (c) all of the following are received by the Depositary within three New York Stock Exchange trading days after the date of receipt by the Depositary of the Notice of Guaranteed Delivery;

        - either (i) the certificates for the shares or (ii) a confirmation of receipt of the shares pursuant to the procedure for book-entry transfer described in this Instruction 2; and

        - one of (i) a properly completed and executed Letter of Transmittal or a manually executed facsimile of it, including any required signature guarantees, or (ii) an "Agent's Message" of the type described in this Instruction 2 in the case of a book-entry transfer; and

          (d) any other documents required by this Letter of Transmittal.

THE METHOD OF DELIVERY OF ALL DOCUMENTS, INCLUDING CERTIFICATES FOR SHARES, THE LETTER OF TRANSMITTAL AND ANY OTHER REQUIRED DOCUMENTS, IS AT THE ELECTION AND RISK OF THE TENDERING STOCKHOLDER. IF DELIVERY IS BY MAIL, THE COMPANY RECOMMENDS THAT YOU USE REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ENSURE TIMELY DELIVERY.

     Except as specifically permitted by Section 1 of the Offer to Purchase, the Company will not accept any alternative or contingent tenders, nor will it purchase any fractional shares, except as expressly provided in the Offer to Purchase. All tendering stockholders, by execution of this Letter of Transmittal (or a facsimile of this Letter of Transmittal), waive any right to receive any notice of the acceptance of their tender.

     3. Inadequate Space. If the space provided in the box entitled "Description of Shares Tendered" above is inadequate, the certificate numbers and/or the number of shares should be listed on a separate signed schedule and attached to this Letter of Transmittal.

     4. Partial Tenders and Unpurchased Shares (Not applicable to stockholders who tender by book-entry transfer). If fewer than all of the shares evidenced by any certificate are to be tendered, fill in the number of shares that are to be tendered in the column entitled "Number of Shares Tendered" in the box entitled "Description of Shares Tendered" above. In that case, if any tendered shares are purchased, a new certificate for the remainder of the shares (including any shares not purchased) evidenced by the old certificate(s) will be issued and sent to the registered holder(s), unless otherwise specified in either the box entitled "Special Payment Instructions" or the box entitled "Special Delivery Instructions" in this Letter of Transmittal, as soon as practicable after the expiration date. Unless otherwise indicated, all shares represented by the certificate(s) set forth above and delivered to the Depositary will be deemed to have been tendered.

     If any tendered shares are not purchased or are properly withdrawn, or if less than all shares evidenced by a stockholder's certificates are tendered, certificates for unpurchased shares will be returned as soon as practicable after the expiration or termination of the Offer or the proper withdrawal of the shares, as applicable. In the case of shares tendered by book-entry transfer at the Book-Entry Transfer Facility, the shares will be credited to the appropriate account maintained by the tendering stockholder at the Book-Entry Transfer Facility. In each case, shares will be returned or credited without expense to the stockholder.

     5.  Signatures on Letter of Transmittal; Stock Powers and Endorsements.

          (a) Exact Signatures. If this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, the signature(s) must correspond exactly with the name(s) as written on the face of the certificate(s) without any change whatsoever.

          (b) Joint Holders. If the shares tendered are registered in the names of two or more joint holders, each holder must sign this Letter of Transmittal.

          (c) Different Names on Certificates. If any tendered shares are registered in different names on several certificates, it will be necessary to complete, sign and submit as many separate Letters of Transmittal (or manually signed facsimiles) as there are different registrations of certificates.

          (d) Endorsements. When this Letter of Transmittal is signed by the registered holder(s) of the shares tendered, no endorsement(s) of certificate(s) representing the shares or separate stock power(s) are required unless payment is to be made or the certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s). Signature(s) on the certificate(s) must be guaranteed by an Eligible Institution.

          (e) If this Letter of Transmittal is signed by a person other than the registered holder(s) of the certificate(s) listed, or if payment is to be made or certificate(s) for shares not tendered or not purchased are to be issued to a person other than the registered holder(s), the certificate(s) must be endorsed or accompanied by appropriate stock power(s), in either case signed exactly as the name(s) of the registered holder(s) appears on the certificate(s), and the signature(s) on the certificate(s) or stock power(s) must be guaranteed by an Eligible Institution. See Instruction 1.

          (f) Signatures of Fiduciaries. If this Letter of Transmittal or any certificate(s) or stock power(s) is signed by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or any other person acting in a fiduciary or representative capacity, that person should so indicate when signing this Letter of Transmittal and must submit proper evidence satisfactory to the Company of his or her authority to so act.

     6. Odd Lots. As described in Section 1 of the Offer to Purchase, if we are to purchase fewer than all shares tendered before the expiration date and not properly withdrawn, we may elect that the shares purchased first consist of all shares properly tendered by any stockholder who owned, beneficially or of record, an aggregate of fewer than 100 shares (or such lesser number of shares as we may determine shall constitute an "odd-lot" for the purposes of the Offer as described in the Offer to Purchase) and who tenders all of the holder's shares (an "Odd Lot Holder"). This preference will not be available unless the section captioned "Odd Lots" is completed.

     7. Order of Purchase in Event of Proration. As described in Section 1 of the Offer to Purchase, stockholders may specify in the "Certificate Order Designation" box of this Letter of Transmittal the order in which their shares are to be purchased if, as a result of the proration provisions or otherwise, some but not all of the tendered shares are purchased in the Offer. The order of purchase may have an effect on the federal income tax treatment of the purchase price for the shares purchased. See Sections 1 and 13 of the Offer to Purchase.

     8. Special Payment and Delivery Instructions. If certificate(s) for shares not tendered or not purchased and/or check(s) are to be issued in the name of a person other than the signer of this Letter of Transmittal or if the certificates and/or checks are to be sent to someone other than the person signing this Letter of Transmittal or to the signer at a different address, the box entitled "Special Payment Instructions" and/or the box entitled "Special Delivery Instructions" on this Letter of Transmittal should be completed as applicable and signatures must be guaranteed as described in Instruction 1.

     9. Irregularities. All questions as to the number of shares to be accepted and the validity, form, eligibility (including time of receipt) and acceptance for payment of any tender of shares will be determined by the Company in its sole discretion, which determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all tenders of shares it determines not to be in proper form or the acceptance of which or payment for which may be unlawful. The Company also reserves the absolute right to waive any of the conditions of the Offer or any defect or irregularity in any tender with respect to any particular shares or any particular stockholder, and the Company's interpretation of the terms of the Offer (including these Instructions) will be final and binding on all parties. No tender of shares will be deemed to be properly made until all defects or irregularities have been cured by the tendering stockholder or waived by the Company. Unless waived, any defects or irregularities in connection with tenders must be cured within that time as the Company will determine. None of the Company, the Depositary, the Information Agent (as defined in the Offer to Purchase) or any other person is or will be obligated to give notice of any defects or irregularities in tenders and none of them will incur any liability for failure to give any notice of defect or irregularity.

     10. Conditional Tenders. As described in Section 1 of the Offer to Purchase, you may condition your tenders on all or a minimum number of your tendered shares being purchased ("Conditional Tenders"). If the Company is to purchase less than all shares tendered before the expiration date for the Offer and not withdrawn, the Depositary will perform a preliminary proration, and any shares tendered pursuant to a Conditional Tender for which the condition was not satisfied by the preliminary proration shall be deemed withdrawn, subject to reinstatement if such conditional tendered shares are subsequently selected by random lot for purchase subject to Section 1 of the Offer To Purchase. CONDITIONAL TENDERS WILL BE SELECTED BY LOT AT RANDOM ONLY FROM STOCKHOLDERS WHO CONDITIONALLY TENDER ALL OF THEIR SHARES. All tendered shares shall be deemed unconditionally tendered unless the "Conditional Tender" box in this Letter of Transmittal or the Notice of Guaranteed Delivery, as applicable is completed. As discussed in Section 1 of the Offer to Purchase, the Conditional Tender alternative is made available so that a stockholder may assure that the purchase of shares from the stockholder pursuant to the Offer will be treated as a sale of such shares by the stockholder, rather than the payment of a dividend to the stockholder, for federal income tax purposes. Odd Lot shares, to the extent they are not subject to proration, cannot be conditionally tendered. It is the tendering stockholder's responsibility to calculate the minimum number of shares that must be purchased from the stockholder in order for the stockholder to qualify for sale (rather than dividend) treatment, and each stockholder is urged to consult his or her own tax advisor.

     IN THE EVENT OF PRORATION, ANY SHARES TENDERED PURSUANT TO A CONDITIONAL TENDER FOR WHICH THE MINIMUM REQUIREMENTS ARE NOT SATISFIED MAY NOT BE ACCEPTED AND THEREBY WILL BE DEEMED WITHDRAWN.

     11. Stock Transfer Taxes. The Company will pay or cause to be paid any stock transfer taxes with respect to the sale and transfer of any shares to it or its order pursuant to the Offer. If, however, payment of the aggregate Purchase Price is to be made to, or shares not tendered or not purchased are to be registered in the name of, any person other than the registered holder(s), or if tendered shares are registered in the name of any person other than the person(s) signing this Letter of Transmittal, the amount of any stock transfer taxes (whether imposed on the registered holder(s), such other person or otherwise) payable on account of the transfer to such person will be deducted from the Purchase Price unless satisfactory evidence of the payment of such taxes, or exemption therefrom, is submitted. See Section 5 of the Offer to Purchase. Except as provided in this Instruction 11, it will not be necessary to affix transfer tax stamps to the certificates representing shares tendered hereby.

     12. Questions and Requests for Assistance and Additional Copies. You may request additional copies of the Offer to Purchase, this Letter of Transmittal or the Notice of Guaranteed Delivery from the Information Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, Plaza Level, New York, New York 10038, banks and brokers, call collect: (718) 921-8200; all others call toll free:
(800) 937-5449.

     13. Tax Identification Number and Backup Withholding. Federal income tax law generally requires that a stockholder whose tendered shares are accepted for purchase, or the stockholder's assignee (in either case, the "Payee"), provide the Depositary with the Payee's correct Taxpayer Identification Number ("TIN"), which, in the case of a Payee who is an individual, is the Payee's social security number. If the Depositary is not provided with the correct TIN or an adequate basis for an exemption, the Payee may be subject to penalties imposed by the Internal Revenue Service and backup withholding in an amount equal to 30% of the gross proceeds received pursuant to the Offer. If withholding results in an overpayment of taxes, a refund may be obtained.

     To prevent backup withholding, each Payee must provide the Payee's correct TIN by completing the Substitute Form W-9 set forth in this document, certifying that the TIN provided is correct (or that the Payee is awaiting a TIN) and that
(i) the Payee is exempt from backup withholding, (ii) the Payee has not been notified by the Internal Revenue Service that the Payee is subject to backup withholding as a result of a failure to report all interest or dividends, or
(iii) the Internal Revenue Service has notified the Payee that the Payee is no longer subject to backup withholding. If the Payee lacks a TIN, the Payee should
(i) consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 ("W-9 Guidelines") for instructions on applying for a TIN, (ii) write "Applied For" in the space provided in Part 1 of the Substitute Form W-9, and (iii) sign and date the Substitute Form W-9 and the Certificate of Awaiting Taxpayer Identification Number set forth in this document. If the Payee does not provide the Payee's TIN to the Depositary within sixty (60) days, backup withholding will begin and continue until the Payee furnishes the Payee's TIN to the Depositary. Note that writing "Applied For" on the Substitute Form W-9 means that the Payee has already applied for a TIN or that the Payee intends to apply for one in the near future.

     If shares are held in more than one name or are not in the name of the actual owner, consult the W-9 Guidelines for information on which TIN to report.

     Exempt Payees (including, among others, all corporations and certain foreign individuals) are not subject to backup withholding and reporting requirements. To prevent possible erroneous backup withholding, an exempt Payee should write "Exempt" in Part 2 of the Substitute Form W-9. See the enclosed Guidelines for Certification of Taxpayer Identification Number on the Substitute Form W-9 for additional instructions. In order for a nonresident alien or foreign entity to qualify as exempt, that person must submit the appropriate completed IRS Form W-8BEN, signed under penalty of perjury attesting to the exempt status. This form may be obtained from the Depositary.

     14. Withholding For Non-United States Stockholders. The Depositary generally will withhold United States federal income taxes equal to 30% of the gross proceeds payable to the non-United States holder or his or her agent unless the Depositary determines that a reduced rate of withholding is available pursuant to a tax treaty or that an exemption from withholding is applicable because of gross proceeds are effectively connected with the conduct of a trade or business within the United States.

     To obtain a reduced rate of withholding under a tax treaty, a non-United States holder must deliver to the Depositary before the payment a properly completed and executed IRS Form W-8BEN (or successor form). To obtain an exemption from withholding on the grounds that the gross proceeds paid pursuant to the Offer are effectively connected with the conduct of a trade or business within the United States, a non-United States holder must deliver to the Depositary a properly completed and executed IRS Form W-8ECI (or successor form). A non-United States holder that qualifies for an exemption from withholding by delivering IRS Form W-8ECI generally will be required to file a United States federal income tax return and will be subject to United States federal income tax on income derived from the sale of shares pursuant to the Offer in the manner and to the extent described in Section 13 of the Offer to Purchase as if it were a United States holder. The Depositary will determine a stockholder's status as a non-United States holder and eligibility for a reduced rate of, or exemption from, withholding by reference to any outstanding certificates or statements concerning eligibility for a reduced rate of, or exemption from, withholding (e.g., IRS Form W-8BEN or IRS Form W-8ECI) unless facts and circumstances indicate that reliance is not warranted.

     A non-United States holder may be eligible to obtain a refund of all or a portion of any tax withheld if the non-United States holder meets those tests described in Section 13 of the Offer to Purchase that would characterize the exchange as a sale (as opposed to a dividend) or is otherwise able to establish that no tax or a reduced amount of tax is due.

     Non-United States holders are urged to consult their tax advisors regarding the application of United States federal income tax withholding, including eligibility for a withholding tax reduction or exemption, and the refund procedure.

     15. Lost, Stolen, Destroyed or Mutilated Certificates. If your certificate for part or all of your shares has been lost, stolen, misplaced or destroyed, you should communicate in writing with the Company's transfer agent, American Stock Transfer & Trust Company (the "Transfer Agent"), or call the depositary at (800) 937-5449, regarding the requirements for replacement. You may be required to post a bond to secure against the risk that the certificates may be subsequently recirculated. In the event of a mutilated, lost, stolen or destroyed certificate, certain procedures will be required to be completed before this Letter of Transmittal can be processed. Therefore, you are urged to contact the Transfer Agent immediately in order to receive further instructions and to permit timely processing of this documentation.


--------------------------------------------------------------------------------------------------------
                             TO BE COMPLETED BY ALL TENDERING STOCKHOLDERS
                   (PLEASE RETURN THIS SUBSTITUTE W-9 WITH THE LETTER OF TRANSMITTAL.
                             DO NOT SEND TO THE INTERNAL REVENUE SERVICE.)
--------------------------------------------------------------------------------------------------------

          SUBSTITUTE REQUEST FOR            [ ] PART 1 -- TAXPAYER IDENTIFICATION NUMBER (TIN)
         TAXPAYER IDENTIFICATION
         NUMBER AND CERTIFICATION            Name:
                                            -----------------------------------------------------------
                                             Address:
                 FORM W-9                    -----------------------------------------------------------
                                                     Number and Street
                                                     ---------------------------------------------------
       GIVE FORM TO THE REQUESTER.                   City, State, Zip
          DO NOT SEND TO THE IRS
                                               Enter your TIN in the appropriate space. For individuals,
                                            this is your social security number (SSN). However, if you are a resident alien and you do not have and are not
                                               eligible to get a SSN, your TIN is your IRS individual
                                               taxpayer identification number. For other entities, it is
                                               your employer identification number (EIN). If you do not
                                               have a number, see How to Get a TIN below.
                                            Social security number:
                                               ---------------------------------------------------
                                            Employer identification number:
                                               -------------------------------------------
                                            ------------------------------------------------------------
                                            [ ] PART 2 -- CERTIFICATION
                                             UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
                                             1. The number shown on this form is my correct taxpayer
                                            identification number (or I am waiting for a number to be
                                                issued to me), AND
                                            2. I am not subject to backup withholding because: (a) I am exempt from backup withholding, or (b) I have not been
        DEPARTMENT OF THE TREASURY             notified by the Internal Revenue Service (IRS) that I am
                                               subject to backup withholding as a result of a failure to
                                               report all interest or dividends, or (c) the IRS has
                                               notified me that I am no longer subject to backup
                                               withholding.
                                            3. All other information provided on this form is true and correct.
                                            ------------------------------------------------------------
         INTERNAL REVENUE SERVICE           [ ] PART 3 -- AWAITING TIN
--------------------------------------------------------------------------------------------------------
CERTIFICATION INSTRUCTIONS -- You must cross out item 2 above if you have been notified by the IRS that you are currently subject to backup withholding because of underreporting interest and dividends on your tax return, and you have not been notified by the IRS that you are no longer subject to backup withholding.
     SIGNATURE: ------------------------------------------------------  DATE: --------------------
--------------------------------------------------------------------------------------------------------
How to Get a TIN: If you do not have a TIN, apply for one immediately. To apply for a SSN, get Form
SS-5, Application for Social Security Card, from your local Social Security Administration office. Get
Form W-7, Application for IRS Individual Taxpayer Identification Number, to apply for an ITIN or Form
SS-4, Application for Employer Identification Number, to apply for an EIN. You can get Forms W-7 and
SS-4 from the IRS by calling 1-800-TAX-FORM (1-800-829-3676) or from the IRS's Internet Web Site at
www.irs.gov.
--------------------------------------------------------------------------------------------------------

                 YOU MUST COMPLETE THE FOLLOWING IF YOU CHECKED
                     THE BOX IN PART 3 "AWAITING TIN" ABOVE
             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (1) I have mailed or delivered an application to receive a Taxpayer Identification Number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of payment, 30% of all reportable payments due to me will be withheld, but will be refunded if I provide a Taxpayer Identification Number within 60 days.

SIGNATURE: -------------------------  DATE: ---------------

NOTE: FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE W-9 FORM MAY RESULT IN BACKUP WITHHOLDING OF 30% OF ANY PAYMENTS MADE TO YOU PURSUANT TO THIS OFFER.

     The Letter of Transmittal and certificates for shares and any other required documents should be sent or delivered by each stockholder or such stockholder's broker, dealer, commercial bank, trust company or nominee to the Depositary at one of its addresses set forth below.

                    The Depositary for the tender offer is:

                      AMERICAN STOCK TRANSFER & TRUST CO.
                 By Hand Delivery, Overnight Delivery or Mail:
                                 59 Maiden Lane
                                  Plaza Level
                            New York, New York 10038

                            Facsimile Transmission:
                                 (718) 234-5001
                        (for eligible institutions only)

                Confirm Receipt of Facsimile by Telephone Only:
                  (718) 921-8200 or (800) 937-5449 (toll free)

     Any questions or requests for assistance may be directed to the Information Agent at its telephone number and address set forth below. Requests for additional copies of this Offer to Purchase, the related Letter of Transmittal or the Notice of Guaranteed Delivery may be directed to the Information Agent at the telephone number and address set forth below. You may also contact your broker, dealer, commercial bank, trust company or nominee for assistance concerning the tender offer. To confirm delivery of shares, you are directed to contact the Depositary.

                 The Information Agent for the tender offer is:

                      AMERICAN STOCK TRANSFER & TRUST CO.
                                 59 Maiden Lane
                                  Plaza Level
                            New York, New York 10038

                         Call Toll Free: (800) 937-5449

            GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION

                         NUMBER ON SUBSTITUTE FORM W-9
GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE
PAYER -- Social Security numbers (SSNs) have nine digits separated by two hyphens: e.g., 000-000-0000. Employer identification numbers (EINs) have nine digits separated by only one hyphen: e.g., 00-0000000. The table below will help determine the number to give the payer.

       ------------------------------------------------------------------

                                          GIVE THE SOCIAL SECURITY
FOR THIS TYPE OF ACCOUNT                  NUMBER OF:
----------------------------------------------------------------------
 1.  An individual's account              The individual
 2.  Two or more individuals (joint       The actual owner of the
     account)                             account or, if combined
                                          funds, the first individual
                                          on the account(1)
 3.  Husband and wife (joint account)     The actual owner of the
                                          account or, if combined
                                          funds, the first individual
                                          on the account(1)
 4.  Custodian account of a minor         The minor(2)
     (Uniform Gift to Minors Act)
 5.  Adult and minor (joint account)      The actual owner of the
                                          account or, if combined
                                          funds, the first individual
                                          on the account(1)
 6.  Account in the name of the           The ward, minor or
     guardian or committee                incompetent person(3)
 7.  a. The usual revocable savings       The grantor-trustee(1)
     trust account (grantor is also
        trustee)
     b. So-called trust account that      The actual owner.(1)
     is not a legal or valid trust
        under State law
 8.  Sole proprietorship account          The owner of(4)
 9.  A valid trust, estate, or pension    The legal entity (Do not
     trust                                furnish the identifying
                                          number of the personal
                                          representative or trustee
                                          unless the legal entity
                                          itself is not designated in
                                          the account title).(5)
10.  Corporate account                    The corporation
11.  Religious, charitable or             The organization
     educational organization account
12.  Partnership account held in the      The partnership(6)
     name of the business
13.  Association, club or other           The organization
     tax-exempt organization
14.  A broker or registered nominee       The broker or nominee
15.  Account with the Department of       The public entity
     Agriculture in the name of a
     public entity (such as a State or
     local government, school
     district, or prison) that
     receives agricultural program
     payments

------------------------------------------------------------------
(1) List first and circle the name of the person whose number you furnish. If only one person on a joint account has a SSN, that person's number must be furnished.
(2) Circle the minor's name and furnish the minor's SSN
(3) Circle the ward's, minor's or incompetent person's name and furnish such person's SSN.
(4) Show the name of the owner but you may also enter your business or "doing business as" name. You may use either your SSN or your EIN (if you have one). This also applies to a single-member limited liability company that is disregarded as an entity separate from its owner for federal purposes.
(5) List first and circle the name of the legal trust, estate, or pension trust.
(6) This also applies to a limited liability company with at least two members.
    NOTE: If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.
OBTAINING A NUMBER
If you don't have a taxpayer identification number or you don't know your number, obtain Form SS-5 Application for a Social Security Number Card, Form SS-4, Application for Employer Identification Number, or Form W-7, Application for IRS Individual Taxpayer Identification Number, at the local office of the Social Security Administration or the Internal Revenue Service, and apply for a number.
PAYEES EXEMPT FROM BACKUP WITHHOLDING:
Payees specifically exempted from backup withholding on all payments include the following:
- Certain corporations.
- Certain financial institutions.
- An organization exempt from tax under Section 501(a) of the Internal Revenue Code of 1986, as amended (the "Code"), an individual retirement account, or a custodial account under Section 403(b)(7), if the account satisfies the requirement of Section 401(f)(2).
- The United States or any agency or instrumentality thereof.
- A State, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.
- A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.
- An international organization or any agency or instrumentality thereof.
- Certain dealers in securities or commodities required to register in the United States, the District of Columbia or a possession of the United States.
- Certain real estate investment trusts.
- Certain common trust funds operated by a bank under Section 584(a) of the Code.
- Certain exempt charitable remainder trusts described in Section 644 of the Code and certain non-exempt trusts described in Section 4947 of the Code.
- Certain entities registered at all times under the Investment Company Act of 1940.
- Certain foreign central banks of issue.
- Certain futures commission merchants registered with the Commodity Futures Trading Commission.
- Certain middlemen known in the investment community as nominees or custodians. Payments of dividends and patronage dividends not generally subject to backup withholding include the following:
- Payments to nonresident aliens subject to withholding under Section 1441 of the Code.
- Payments to partnerships not engaged in a trade or business in the United States and that have at least one nonresident partner.
- Payments of patronage dividends where the amount received is not paid in money.
- Payments made by certain foreign organizations.
- Section 404(k) payments made by an ESOP.
  Payments of interest not generally subject to backup withholding include the following:
- Payments of interest on obligations issued by individuals.
NOTE: You may be subject to backup withholding if this interest is $600 or more and is paid in the course of the payer's trade or business and you have not provided your correct taxpayer identification number to the payer.
- Payments of tax-exempt interest (including exempt-interest dividends under Section 852 of the Code).
- Payments described in Section 6049(b)(5) of the Code to nonresident aliens.
- Payments made by certain foreign organizations.
- Mortgage or student loan interest paid to you.
Exempt payees described above should file the Form W-9 to avoid possible erroneous backup withholding. File this form with the payer, furnish your taxpayer identification number, check the box provided to indicate that you are exempt from backup withholding, and return it to the payer. If the payments are interest, dividends, or patronage dividends, also sign and date the form. If you are a nonresident alien or a foreign entity not subject to backup withholding, file with the payer a completed Internal Revenue Form W-8 (Certificate of Foreign Status).
  Certain payments other than interest, dividends and patronage dividends that are not subject to information reporting are also not subject to backup withholding. For details, see the regulations under Sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A and 6050N of the Code and the regulations promulgated thereunder.
PRIVACY ACT NOTICE. Section 6109 of the Code requires you to give taxpayer identification numbers to payers who must report the payment to the IRS. The IRS uses the numbers for identification purposes. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 30% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.
PENALTIES
(1) PENALTY FOR FAILURE TO FURNISH TAXPAYER IDENTIFICATION NUMBER -- If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.
(2) FAILURE TO REPORT CERTAIN DIVIDEND AND INTEREST PAYMENTS. -- If you fail to include any portion of an includible payment for interest, dividends or patronage dividends in gross income, such failure may result in civil or criminal penalties.
(3) FALSE INFORMATION WITH RESPECT TO WITHHOLDING. -- If you make a false statement with no reasonable basis which results in no imposition of backup withholding, you are subject to a penalty of $500. Falsifying certifications or affirmations may also subject to criminal penalties including fines and/or imprisonment.
                  FOR ADDITIONAL INFORMATION CONTACT YOUR TAX
                  CONSULTANT OR THE INTERNAL REVENUE SERVICE.